Debt (Tables)	9 Months Ended
Sep. 30, 2023
Debt Disclosure [Abstract]
Schedule of components of debt
As of September 30, 2023 and December 31, 2022, our debt was as follows:

(in thousands of $)	September 30, 2023	December 31, 2022
Gimi facility (1) (note 15.1)	(630,000)	(535,000)
Unsecured Bonds	(138,725)	(159,029)
Golar Arctic facility (1)	(16,413)	(21,884)
Subtotal (excluding lessor VIE debt)	(785,138)	(715,913)
CSSC VIE debt - FLNG Hilli facility (2)	(417,415)	(494,366)
Total debt (gross)	(1,202,553)	(1,210,279)
Less: Deferred financing costs (3)	24,941	20,955
Total debt, net of deferred financing costs	(1,177,612)	(1,189,324)

At September 30, 2023, our debt, net of deferred financing costs, is broken down as follows:

	Golar debt	VIE debt (2)	Total debt
(in thousands of $)
Current portion of long-term debt and short-term debt	(21,461)	(305,708)	(327,169)
Long-term debt	(741,785)	(108,658)	(850,443)
Total	(763,246)	(414,366)	(1,177,612)
(1) In July 2023 we executed amendments for both the Gimi facility and Golar Arctic facility, transitioning from LIBOR to SOFR.
(2) These amounts relate to a certain lessor entity (for which legal ownership resides with a financial institution) that we are required to consolidate into our financial statements as a VIE (note 12).
(3) In June 2023, we executed an amendment to the terms of our $300 million senior unsecured bonds (“Unsecured Bonds”), effective from May 25, 2023 and paid a one-off fee of $5.2 million to bondholders which has been deferred and amortized over the remaining term of the Unsecured Bonds (see below).
In June 2023, we entered into the fourth side letter for FLNG Hilli’s sale and leaseback facility, incurring total fees of $6.3 million which has been deferred and amortized over the remaining term of the sale and leaseback facility (note 12).